TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated October 8, 2010

to the May 1, 2010 Prospectus

DEATH BENEFITS

The current language in the section entitled “Death Benefits” in the prospectus is being revised. Accordingly, the following hereby replaces in its entirety the third paragraph of the section entitled “Death Benefits” on page 28 of the prospectus:

“The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.”

A12444 (10/10)